Exhibit 21.1

SUBSIDIARIES OF GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

Subsidiary	Jurisdiction of Incorporation or Organization
Griffin Capital Essential Asset Operating Partnership, L.P.	Delaware
Griffin Capital Real Estate Company, LLC	Delaware
Griffin Capital Essential Asset Advisor, LLC	Delaware
Griffin Capital Essential Asset Advisor II, LLC	Delaware
Griffin Capital Property Management, LLC	Delaware
Griffin Capital Essential Asset Advisor, LLC	Delaware
Griffin Capital Essential Asset Property Management, LLC	Delaware
Griffin Capital Essential Asset Property Management II, LLC	Delaware
Griffin Capital Essential Asset TRS, Inc.	Delaware
The GC Net Lease (Fort Mill) Investors, LLC	Delaware
The GC Net Lease (Fort Mill II) Investors, LLC	Delaware
WR Griffin Patterson, LLC	Delaware
Griffin Capital (Highway 94) Investors, DST	Delaware
Griffin Capital (Highway 94) Manager, LLC	Delaware
Griffin Capital (Nashville) Investors, LLC	Delaware
Griffin Capital JVMB (Fort Worth), LLC	Delaware
Griffin Capital JVIII (Ashburn) Investors, LLC	Delaware
Emporia Partners, LLC	Delaware
GRECO Realty, LLC	Delaware
The GC Net Lease (Lynnwood III) Investors, LLC	Delaware
The GC Net Lease (Lynnwood IV) Investors, LLC	Delaware
The GC Net Lease (Nashville) Investors, LLC	Delaware
The GC Net Lease (Heritage III) Investors, LLC	Delaware
The GC Net Lease (Heritage IV) Investors, LLC	Delaware
The GC Net Lease (Houston Westgate III) Investors, LLC	Delaware
The GC Net Lease (Jacksonville) Investors, LLC	Delaware
The GC Net Lease (Jefferson City) Investors, LLC	Delaware
The GC Net Lease (Phoenix Beardsley) Investors, LLC	Delaware
The GC Net Lease (Phoenix Deer Valley) Investors, LLC	Delaware
The GC Net Lease (Redmond) Investors, LLC	Delaware
The GC Net Lease (Warren) Member, LLC	Delaware
Griffin (Mechanicsburg) Essential Asset REIT II, LLC	Delaware
Griffin Capital JVII Patterson, LLC	Delaware
Plainfield Partners, LLC	Delaware

The GC Net Lease (Allen Park) Investors, LLC	Delaware
The GC Net Lease (Arlington Centreway) Investors, LLC	Delaware
The GC Net Lease (Arlington Heights) Investors, LLC	Delaware
The GC Net Lease (Atlanta Perimeter) Investors, LLC	Delaware
The GC Net Lease (Atlanta Wildwood I) Investors, LLC	Delaware
The GC Net Lease (Atlanta Wildwood II) Investors, LLC	Delaware
The GC Net Lease (Atlanta Windy Ridge) Investors, LLC	Delaware
The GC Net Lease (Beaver Creek) Investors, LLC	Delaware
The GC Net Lease (Beaver Creek) Member, LLC	Delaware
The GC Net Lease (Charlotte Research) Investors, L.P.	Delaware
The GC Net Lease (Charlotte Research) GP, LLC	Delaware
The GC Net Lease (Charlotte) Investors, LLC	Delaware
The GC Net Lease (Charlotte-North Falls) Investors, L.P.	Delaware
The GC Net Lease (Charlotte-North Falls) GP, LLC	Delaware
The GC Net Lease (Charlotte) Member, LLC	Delaware
The GC Net Lease (Columbia) Investors, LLC	Delaware
The GC Net Lease (Columbus) Investors, LLC	Delaware
The GC Net Lease (Cranberry) Investors, LLC	Delaware
The GC Net Lease (Deerfield) Investors, LLC	Delaware
The GC Net Lease (Denver) Investors, LLC	Delaware
The GC Net Lease (Dublin) Investors, LLC	Delaware
The GC Net Lease (Earth City) Investors, LLC	Delaware
The GC Net Lease (El Segundo Grand) Investors, LLC	Delaware
The GC Net Lease (Emeryville) Lender, LLC	Delaware
The GC Net Lease (Frisco) Investors, LLC	Delaware
The GC Net Lease (Frisco Parkwood) Investors, LLC	Delaware
The GC Net Lease (Greenwood Village) Investors, LLC	Delaware
The GC Net Lease (GV Quebec Court) Investors, LLC	Delaware
The GC Net Lease (Herndon) Investors, LLC	Delaware
The GC Net Lease (Houston Enclave) Investors, LLC	Delaware
The GC Net Lease (Houston Enclave) Member, LLC	Delaware
The GC Net Lease (Houston Westway I) Investors, LLC	Delaware
The GC Net Lease (Houston Westway II) Investors, LLC	Delaware
The GC Net Lease (Irvine Armstrong) Investors, LLC	Delaware
The GC Net Lease (Irving Carpenter) Investors, LLC	Delaware
The GC Net Lease (Irving) Investors, LLC	Delaware
The GC Net Lease (Joliet) Investors, LLC	Delaware
The GC Net Lease (Lakeland) Investors, LLC	Delaware
The GC Net Lease (Largo) Investors, LLC	Delaware
The GC Net Lease (Libertyville) Investors, LLC	Delaware
The GC Net Lease (Lisle) Investors, LLC	Delaware

The GC Net Lease (Lone Tree) Investors, LLC	Delaware
The GC Net Lease (Lynnwood I) Investors, LLC	Delaware
The GC Net Lease (Lynnwood II) Investors, LLC	Delaware
The GC Net Lease (Maryland Heights Lackland) Investors, LLC	Delaware
The GC Net Lease (Maryland Heights) Investors, LLC	Delaware
The GC Net Lease (Mason Duke) Investors, LLC	Delaware
The GC Net Lease (Mason I) Investors, LLC	Delaware
The GC Net Lease (Mason Simpson) Investors, LLC	Delaware
The GC Net Lease (Milwaukee) Investors, LLC	Delaware
The GC Net Lease (Miramar) Investors, LLC	Delaware
The GC Net Lease (Oak Brook) Investors, LLC	Delaware
The GC Net Lease (Olathe) Investors, LLC	Delaware
The GC Net Lease (Parsippany) Investors, LLC	Delaware
The GC Net Lease (Phoenix Chandler) Investors, LLC	Delaware
The GC Net Lease (Phoenix Chandler) Member, LLC	Delaware
The GC Net Lease (Rancho Cordova) Investors, LLC	Delaware
The GC Net Lease (Arlington Heights) Member, LLC	Delaware
The GC Net Lease (Renton) Investors, LLC	Delaware
The GC Net Lease (San Carlos) Investors, LLC	Delaware
The GC Net Lease (Scottsdale) Investors, LLC	Delaware
The GC Net Lease (Scottsdale II) Investors, LLC	Delaware
The GC Net Lease (Savannah) Investors, LLC	Delaware
The GC Net Lease (Warren) Investors, LLC	Delaware
The GC Net Lease (Wayne) Investors, LLC	Delaware
The GC Net Lease (West Chester) Investors	Delaware
The GC Net Lease (Westerville) Investors, LLC	Delaware
The GC Net Lease (Westminster) Investors, LLC	Delaware
The GC Net Lease (Whippany) Investors, LLC	Delaware
The GC Net Lease Bridge Borrower, LLC	Delaware
The GC Net Lease (Phoenix Northgate) Investors, LLC	Delaware
Renfro Properties, LLC	Delaware
Griffin (Lone Tree) Essential Asset REIT II, LLC	Delaware
Griffin (Carmel) Essential Asset REIT II, LLC	Delaware
Griffin (Tucson) Essential Asset REIT II, LLC	Delaware
Griffin (Andover) Essential Asset REIT II, LLC	Delaware
Griffin (Auburn Hills) Essential Asset REIT II, LLC	Delaware
Griffin (Birmingham) Essential Asset REIT II, LLC	Delaware
Griffin (Columbus) Essential Asset REIT II, LLC	Delaware
Griffin (Columbus) Member Essential Asset REIT II, LLC	Delaware
Griffin (Concord) Essential Asset REIT II, LLC	Delaware
Griffin (Concord) Member Essential Asset REIT II, LLC	Delaware

Griffin (DeKalb) Essential Asset REIT II, LLC	Delaware
Griffin (Durham) Essential Asset REIT II, GP, LLC.	Delaware
Griffin (Durham) Essential Asset REIT II GP, LLC	Delaware
Griffin (Etna) Essential Asset REIT II, LLC	Delaware
Griffin (Groveport) Essential Asset REIT II, LLC	Delaware
Griffin (Hampton 300) Essential Asset REIT II, LLC	Delaware
Griffin (Hampton 500) Essential Asset REIT II, LLC	Delaware
Griffin (Hillsboro) Essential Asset REIT II, LLC	Delaware
Griffin (Houston Westgate II) Essential Asset REIT II, LLC	Delaware
Griffin (Houston Westgate II) Member Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Buffalo) Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Grier) Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Grier) Member Essential Asset REIT II, LLC	Delaware
Griffin (Lincolnshire) Essential Asset REIT II, LLC	Delaware
Griffin (Mechanicsburg) Member Essential Asset REIT II, LLC	Delaware
Griffin (North Charleston) Essential Asset REIT II, LLC	Delaware
Griffin (Parsippany 10) Essential Asset REIT II, LLC	Delaware
Griffin (Parsippany 14) Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley IPC) Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley IPC) Member Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley TRCW) Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley TRCW) Member Essential Asset REIT II, LLC	Delaware
Griffin (San Jose) Essential Asset REIT II, LLC	Delaware
Griffin (Simi Valley American) Essential Asset REIT II, LLC	Delaware
Griffin (Simi Valley Tapo) Essential Asset REIT II, LLC	Delaware
Griffin (West Jefferson) Essential Asset REIT II, LLC	Delaware
Will Partners REIT Member, LLC	Delaware
Griffin (Livonia) Essential Asset REIT II, LLC	Delaware
SOR Operating Partnership, LLC	Delaware
The GC Net Lease (Triad I) Investors, LLC	Delaware
GRT OP (Cardinal New GP Sub), LLC	Delaware
GRT OP (Cardinal LP Merger Sub), LLC	Delaware
GRT OP (Cardinal OP Merger Sub), LLC	Delaware
GRT (Cardinal REIT Merger Sub), LLC	Maryland